UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   September 15, 2005

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a material definitive agreement.

        On September 15, 2005, Palatin's board of directors elected J. Stanley Hull as a director, and ratified the grant of stock options to Mr. Hull under our 2005 Stock Plan to purchase an aggregate of 36,667 shares of our common stock at $1.94 per share. The options expire August 30, 2005 and have the following vesting provisions:

•	20,000 shares vest as to 25% of the shares per year, starting August 30, 2005

•	16,667 shares vest at the rate of 1/11 of the shares per month on the last day of each month, starting August 31, 2005

We have filed the standard forms of stock option certificate and stock option agreement under the 2005 Stock Plan as exhibits to this report. Mr. Hull's option certificate is in the form of the Option Certificate (non-qualified) filed as Exhibit 10.3 and his option agreement is in the form of the Nonqualifed Stock Option Agreement filed as Exhibit 10.4.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On September 15, 2005, Palatin's board of directors elected J. Stanley Hull as a director. There was no arrangement or understanding between Mr. Hull and any other persons pursuant to which he was selected as a director. Mr. Hull has not been appointed to any committees of the board at this time. There have been no transactions in which Mr. Hull had or will have a direct or indirect material interest, to which Palatin or its subsidiary was or is to be a party, other than the grant of stock options to Mr. Hull described in Item 1.01 above.

Item 8.01  Other Events

        On September 20, 2005, we issued a press release concerning the election of J. Stanley Hull to our board of directors. We have included that press release as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits:

10.1 Form of Option Certicate (incentive option) under the 2005 Stock Plan

10.2 Form of Incentive Stock Option Agreement - Standard under the 2005 Stock Plan

10.3 Form of Option Certicate (non-qualified option) under the 2005 Stock Plan

10.4 Form of Non-Qualified Stock Option Agreement under the 2005 Stock Plan

99.1 Press release dated September 20, 2005 concerning the election of J. Stanley Hull as director

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: September 20, 2005	By: /s/ Stephen T. Wills Stephen T. Wills, CPA, MST Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1 Form of Option Certicate (incentive option) under the 2005 Stock Plan

10.2 Form of Incentive Stock Option Agreement - Standard under the 2005 Stock Plan

10.3 Form of Option Certicate (non-qualified option) under the 2005 Stock Plan

10.4 Form of Non-Qualified Stock Option Agreement under the 2005 Stock Plan

99.1 Press release dated September 20, 2005 concerning the election of J. Stanley Hull as director